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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) August 26, 2002
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                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)




      Delaware                     0-12255              48-0948788
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(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)        Identification No.)




 10990 Roe Avenue, P. O. Box 7563,  Overland Park, Kansas            66207
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        (Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code   (913) 696-6100
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                                   No Changes.
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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events

OVERLAND PARK, KS --- Yellow Corporation (NASDAQ: YELL) today announced a record date of Tuesday, September 3, 2002, for the spin-off of SCS Transportation, Inc.
(SCST). Yellow Corporation shareholders of record as of the close of business on September 3, 2002, will receive one share of SCST common stock for every two shares of Yellow common stock. SCST is a holding company for the operating companies of Saia Motor Freight Line, Inc. and Jevic Transportation, Inc.

Once SCST receives clearance from the Securities and Exchange Commission (SEC) for its Form 10 registration statement, an ex-dividend date and a payment date will be established and announced. Subject to SEC clearance, the company expects these dates to be on or near September 30, 2002.

The interim period between the later of the record date or the receipt of SEC clearance and the payment date is referred to as the "when issued" period. During the "when issued" period, it is anticipated that three securities will trade relating to Yellow Corporation and SCST.

First, Yellow will continue to trade on The Nasdaq National Market under the symbol "YELL". This reflects Yellow as it is traded today, including the value of SCST. When shares of this security are purchased during the "when issued" period, shareholders will receive Yellow shares plus a "due bill" for SCST shares. A "due bill" represents the obligation of the seller to deliver to the buyer SCST shares received on the payment date.

Second, Yellow will trade "when issued", which removes the value of SCST shares from Yellow shares as they are traded today.

Third, SCST will trade "when issued", which reflects the value of SCST as a separate, publicly traded entity.

The company will provide further information concerning distribution dates and "when issued" trading symbols after SEC clearance has been received. Prior to executing a stock trade during the "when issued" trading period, shareholders should check with their stockbrokers, banks or other nominees for details regarding the "when issued" trading markets for SCST common stock and Yellow common stock to ensure they understand which security they are buying or selling.

Following the distribution, Yellow will retain the symbol "YELL" and it is anticipated that SCST common shares will trade on The Nasdaq National Market under the symbol "SCST".



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Yellow Corporation, a Fortune 500 Company, is a holding company with wholly owned operating subsidiaries. Its largest subsidiary, Yellow Transportation, Inc., offers a full range of national, regional and international services for the movement of industrial, commercial and retail goods. SCS Transportation provides overnight and second-day LTL and selected TL services to a broad range of industries. Meridian IQ is a non-asset based company using web-native technology to provide customers a single source for logistics planning and global shipment management. Headquartered in Overland Park, Kansas, Yellow Corporation employs approximately 28,000 people nationally.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   YELLOW CORPORATION
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                                                      (Registrant)

Date:    August 26, 2002                    /s/     Donald G. Barger, Jr.
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                                                    Donald G. Barger, Jr.
                                                    Chief Financial Officer